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                                                    COMMISSION FILE NO. 1-496
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934









                        DATE OF REPORT: NOVEMBER 2, 2000





                              HERCULES INCORPORATED
                                 Hercules Plaza
                            1313 North Market Street
                         Wilmington, Delaware 19894-0001
                                  (302) 54-5000
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ITEM 5.  OTHER EVENTS

      On November 2, 2000, Hercules Incorporated ("Hercules") issued a press release entitled "Hercules Announces Plan For Debt Refinancing" which is attached as an exhibit to this current report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibit

            99. News Release issued by Hercules Incorporated on November 2, 2000, entitled "Hercules Announces Plan For Debt Refinancing".


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HERCULES INCORPORATED


                                    By:   /s/ George MacKenzie
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                                          George MacKenzie
                                          Executive Vice President and
                                          Chief Financial Officer